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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549





                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934




         Date of report (date of earliest event reported): April 3, 2003




                             FLEMING COMPANIES, INC.
             (Exact name of Registrant as specified in its charter)


       OKLAHOMA                    1-8140                                48-0222760
(State of incorporation    (Commission file number)       (I.R.S. employer identification number)
    or organization)

                 1945 LAKEPOINTE DRIVE
                   LEWISVILLE, TEXAS                                        75057
       (Address of principal executive offices)                          (Zip code)



       Registrant's telephone number, including area code: (972) 906-8000

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ITEM 3.     BANKRUPTCY OR RECEIVERSHIP.

         On April 2, 2003, Fleming Companies, Inc. (the "Company") issued a press release announcing that in connection with the Company's Chapter 11 bankruptcy reorganization filing, it has received a $50 million interim debtor-in-possession ("DIP") financing commitment, as well as the right to use cash collateral, from its existing lenders as a bridge to a permanent $150 million DIP financing package. The interim DIP financing and use of cash collateral are subject to the approval of the Bankruptcy Court, the pledge to existing lenders of the Company's unencumbered assets and other conditions. In addition, the Company is in the process of finalizing the permanent $150 million DIP financing, which will be subject to a borrowing base. The permanent DIP financing is subject to the completion of certain due diligence, execution of definitive documentation, the approval of the Bankruptcy Court and other conditions.

ITEM 5.     OTHER INFORMATION.

         In addition, on April 3, 2003, the Company also announced that it had been notified that the New York Stock Exchange ("NYSE") had suspended trading in the Company's common stock and the NYSE was applying to the Securities and Exchange Commission (the "SEC") to delist the Company's common stock from the NYSE, pending the completion of applicable procedures, including any appeal by the Company of the NYSE staff's determination. The Company has taken the NYSE appeal procedure under advisement. The Company also announced that the Chicago Stock Exchange and the Pacific Stock Exchange, on which the Company's common stock is also listed, have suspended trading in the Company's common stock.

         In connection with the foregoing matters, the Company has been notified that its common stock is being traded on the Pink Sheets, a centralized quotation service that collects and publishes market maker quotes in over-the-counter securities, under the symbol FLMIQ.PK. The Company plans to ask the Over-The-Counter Bulletin Board ("OTCBB") to review the Company's eligibility for trading on the OTCBB; however, the Company believes that it will not be eligible for trading on the OTCBB until it files its Annual Report on Form 10-K for the fiscal year ended December 28, 2002 with the SEC. The OTCBB is a regulated quotation service that offers real-time quotes, last sales prices and volume information in over-the-counter securities.

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         Pursuant to the rules and regulations of the Securities and Exchange Commission, the exhibits referenced below and the information set forth therein are deemed to be furnished pursuant to Item 9 hereof and shall not be deemed "filed" under the Securities Exchange Act of 1934.

         (c)      EXHIBITS

         EXHIBIT
         NUMBER           DESCRIPTION
         -------          -----------
         99.1       --    Press release dated April 2, 2003.
         99.2       --    Press release dated April 3, 2003.


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ITEM 9.     REGULATION FD DISCLOSURE.

         On April 2, 2003, the Company issued a press release announcing the matters referenced in Item 3 hereof and on April 3, 2003, the Company issued a press release announcing the matters referenced in Item 5 hereof. A copy of such press releases is included as an exhibit to this Current Report. Pursuant to the rules and regulations of the Securities and Exchange Commission, such press releases and the information set forth therein are deemed to be furnished pursuant to this Item 9 and shall not be deemed "filed" under the Securities Exchange Act of 1934.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     FLEMING COMPANIES, INC.


Date:  April 3, 2003                 By: /s/ MARK D. SHAPIRO
                                        ----------------------------------------
                                        Mark D. Shapiro
                                        Senior Vice President and
                                        Chief Financial Officer


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                                INDEX TO EXHIBITS

         EXHIBIT
         NUMBER           DESCRIPTION
         -------          -----------
         99.1       --    Press release dated April 2, 2003.
         99.2       --    Press release dated April 3, 2003.